UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2007

Allstate Life Global Funding

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32192 (Commission File Number)	Not applicable (IRS Employer Identification No.)

c/o AMACAR Pacific Corp.

6525 Morrison Boulevard

Suite 318

Charlotte, NC 28211

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (704) 365-0569

Item 9.01. Financial Statements and Exhibits.

The following documents are filed with reference to and are hereby incorporated by reference into the Registration Statement.

(d)	Exhibits

Exhibit 1	Distribution Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allstate Life Global Funding,
as depositor of the Trusts
(Registrant)

By:	AMACAR Pacific Corp.,
not in its individual capacity,
but solely as administrator*

By:	/s/ Evelyn Echevarria
_______________________________
Name:	Evelyn Echevarria
Title:	Vice President

Date: July 5, 2007

_________________________

* Allstate Life Global Funding and the Trusts are statutory trusts organized under the laws of the State of Delaware and have no officers. AMACAR Pacific Corp., as administrator, is the sole provider of administrative services to Allstate Life Global Funding and the Trusts.

EXHIBIT INDEX

Exhibit

Number	Description

Exhibit 1	Distribution Agreement

3